UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2004

                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)


     Delaware                       0-12798                   94-2754624
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)

4560 Horton Street, Emeryville, CA                           94608
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
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                                       N/A
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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02.  Results of Operations and Financial Condition.

On October 20, 2004, Chiron Corporation (the "Company") announced via press release the Company's preliminary results for the third quarter ended September 30, 2004. A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01         Financial Statements and Exhibits

         (a) Financial statements of businesses acquired.

                  Not applicable.

         (b) Pro forma financial information.

                  Not applicable.

         (c) Exhibits.

                  Exhibit Number

                  99.1     Press release issued October 20, 2004.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHIRON CORPORATION
                                                    (Registrant)


Date: October 20, 2004                          By:  /s/William G. Green
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                                                     William G. Green
                                                     Sr. Vice President,
                                                     Special Counsel and
                                                     Secretary